AGREEMENT OF AMENDMENT

Dated as of February 14, 2007

     Reference is made to (i) that certain Revolving Credit and Security Agreement dated as of February 25, 2003 (as from time to time and as hereby amended, the "Credit Agreement") among XL Re Ltd (the "Borrower"), CAFCO, LLC (formerly Corporate Asset Funding Company, Inc., "CAFCO"), CRC Funding, LLC (formerly Corporate Receivables Corporation, "CRC"), CHARTA, LLC (formerly CHARTA Corporation, "CHARTA"), CIESCO, LLC (formerly CIESCO, L.P., "CIESCO"), Citibank, N.A. ("Citibank"), the other banks from time to time parties thereto and Citicorp North America, Inc., as agent (the "Agent"), and (ii) that certain Control Agreement dated as of February 25, 2003 (as from time to time amended, the "Control Agreement") among the Borrower, the Agent and Mellon Bank, N.A. (the "Securities Intermediary"). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Control Agreement, as the case may be.

     The parties to the Credit Agreement agree that, effective as of the date hereof, the definition of "Secondary Lender Stated Expiration Date" set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the date "February 14, 2007" set forth therein with the date "February 12, 2008".

     The parties to the Credit Agreement agree that, effective as of the date hereof Section 4.01(f) of the Credit Agreement is hereby amended by adding the words "or contemplated by our SEC reports," after the words "Except as disclosed in Schedule IV hereto" and before the words "or as routinely encountered in claims activity" set forth therein.

     The parties to the Credit Agreement agree that, effective as of the date hereof Section 4.01(l) of the Credit Agreement is hereby amended by replacing the date set forth therein with the date "December 31, 2005".

     The parties to the Control Agreement hereby agree that, effective as of the date hereof, Schedule I of the Control Agreement is hereby amended by replacing it in its entirety with Annex A attached hereto.

     The Borrower represents and warrants to the Agent, Citibank, CAFCO, CRC, CHARTA and CIESCO that immediately after giving effect to this Agreement of Amendment, (i) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects, and (ii) no Default or Event of Default shall be continuing.

     This Agreement of Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     THIS AGREEMENT OF AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     All references in any Program Document to the Credit Agreement or the Control Agreement on and after the date hereof shall be deemed to refer to the Credit Agreement or the Control Agreement, as the case may be, as amended hereby, and the parties hereto agree that on and after the date hereof, the Credit Agreement and the Control Agreement, as amended hereby, are in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by their duly authorized officers as of the date first above written.

CITICORP NORTH AMERICA, INC.,		CITIBANK, N.A.,
as Agent		as Secondary Lender

By:	/s/ Arthur Bovino	By:	/s/ Arthur Bovino
	Name: Arthur Bovino		Name: Arthur Bovino
	Title: Vice President		Title: Vice President

CAFCO, LLC, as Lender		CRC FUNDING, LLC, as Lender

By:	Citicorp North America, Inc., as	By:	Citicorp North America, Inc., as
	Attorney-in-Fact		Attorney-in-Fact

By:	/s/ Arthur Bovino	By:	/s/ Arthur Bovino
	Name: Arthur Bovino		Name: Arthur Bovino
	Title: Vice-President		Title: Vice-President

CHARTA, LLC, as Lender		CIESCO, LLC, as Lender

By:	Citicorp North America, Inc., as	By:	Citicorp North America, Inc., as
	Attorney-in-Fact		Attorney-in-Fact

By:	/s/ Arthur Bovino	By:	/s/ Arthur Bovino
	Name: Arthur Bovino		Name: Arthur Bovino
	Title: Vice-President		Title: Vice-President

XL RE LTD,		MELLON BANK, N.A.,
as Borrower		as Securities Intermediary,
solely with respect to the Control Agreement

By:	/s/ Derrick A. Irby	By:	/s/ Dawn V. Robertson
	Name: Derrick A. Irby		Name: Dawn V. Robertson
	Title: SVP & Chief Financial Officer		Title: Vice President